                                                                    EXHIBIT 99.1
                                                                    ------------

  THIS SHARE PURCHASE AGREEMENT made as of the 23/rd/ day of November, 2000.


  BETWEEN:


       WEBENGINE TECHNOLOGIES INTERNATIONAL INC., a corporation incorporated under the laws of the State of Delaware

       (hereinafter referred to as "Webengine")

                                                              OF THE FIRST PART,

                                 -- and --

       CALLMATE TELECOM INTERNATIONAL INC. a
       corporation incorporated under the laws of the State of Florida,

       (hereinafter referred to as "Callmate"),

                                                             OF THE SECOND PART,

WHEREAS Webengine presently has, 12,000,000 common shares outstanding and at the time of closing there will be no other securities outstanding;

AND WHEREAS Webengine has agreed to sell to Callmate an 100% interest in the share capital of Webengine by the transfer of all of Webengine's Issued Shares from Webengine's shareholders in exchange for Callmate shares on a one for one basis.

     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the premises and the respective covenants and agreements of the parties contained herein, the sum of two dollars now paid by each party hereto to the other party hereto, and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), it is agreed as follows:

                                   ARTICLE 1

                                  DEFINITIONS
                                  -----------

1.1       Definitions: whenever used in this Agreement and in the recitals
          ------------
hereto, unless there is something inconsistent in the subject matter or context, the following words and phrases shall have the meanings set out below:

"Agreement" means this share purchase agreement, including all documents and/or instruments supplementing or amending or confirming this Agreement and references to Articles or Sections mean and refer to the specified Articles and Sections of this Agreement;

"Business Day" means a day, other than a Saturday or Sunday, on which Canadian chartered banks are open for business in Toronto, Ontario during normal banking hours;

"Claims" means actual claims against Webengine for damages or reimbursement for loss which are in respect of activities or matters occurring prior to December
                                                                      --------
31, 1999 which are not accrued as liabilities in the Financial Statements, less
--------
recoveries in respect thereof;

"Closing" means the completion of the sale to and purchase by the Purchasers of the Purchased Shares hereunder in accordance with Article 2 hereof;

"Closing Date" means November 23, 2000 or such earlier or later date as may be mutually agreed between the Parties;

"Closing Time" means 5:00 P.m., Toronto time, on the Closing Date, or such other time on such date as the Parties may agree in writing as the time at which the Closing shall take place;

"Common Shares" means common shares in the capital of Callmate;

"Encumbrance" means any encumbrance, lien, charge, pledge, mortgage, title retention agreement, security interest of any nature, adverse claim, exception, reservation, easement, right of occupation, any matter capable of registration against title, option, right of pre-emption, privilege or any contract to create any of the foregoing;


"Governmental Authorities" means any government, regulatory authority, governmental department, agency, commission, board, tribunal, crown corporation, or court or other law, rule or regulation-making entity having or purporting to have jurisdiction on behalf of any nation, province, territory, state or any municipality thereof, district or any other subdivision thereof;

"Issued Shares" means the issued and fully paid shares of Webengine.

"Laws" means all applicable published laws, by-laws, rules, regulations, orders, ordinances, protocols, codes, guidelines, policies, notices, directions, directives and judgments or other requirements of any Governmental Authorities;

"Parties" means all the parties to this Agreement and "Party" means any one of them;

"Person" means any individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate, Governmental Authority, and a natural person in such person's capacity as trustee, executor, administrator or other legal representative;

"Purchase Price"  has the meaning attributed thereto in Article 3;

"Purchaser" means Callmate;

"Treasury Shares" means the Common Shares to be issued by Callmate in accordance
                                                          --------
with the provisions hereof;

"Vendor" means Webengine.

"Webengine Shareholders" means Ion Technologies Ltd., International Marketing Solutions Ltd., Hypernet Research Inc., International Enterprise Solutions Ltd., and Net Technology Group Ltd.

1.2       Certain Rules of Interpretation: In this Agreement:
          --------------------------------
     (a) Time - time is of the essence in the performance of the Parties' respective obligations under this Agreement;

     (b) Currency - unless otherwise specified, all references to dollar amounts in this Agreement are to the lawful currency of the United
                                                                      ------
          States of America;
          -----------------

     (c) Headings - descriptive headings of Articles and Sections are inserted solely for convenience of reference and are not intended as complete or accurate descriptions of the content of such Articles or Sections;

     (d) Gender and Number - the use of words in the singular or plural, or with a particular gender, shall not limit the scope or exclude the application of any provision of this Agreement to such Person or Persons or circumstances as the context otherwise permits; and

     (e) Business Day - whenever any payment is to be made or action to be taken under this Agreement on a day other than a Business Day, such payment shall be made or action taken on the next Business Day following such day.

1.3       Entire Agreement:
          -----------------

This Agreement and the agreements and other documents to be delivered pursuant to this Agreement constitute the entire agreement between the Parties pertaining to the subject matter of this Agreement and this Agreement supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties, and there are no warranties, representations or other agreements between the Parties in connection with the subject matter of this Agreement except as specifically set forth in this Agreement and any documents delivered pursuant to this Agreement. No supplement, modification or waiver or termination of this Agreement shall be binding unless executed in writing by the Party to be bound thereby.

1.4       Applicable Law:
          ---------------

This Agreement shall be construed in accordance with the laws of the State of
                                                                     --------
Delaware and the federal of laws of the United States of America applicable
--------                            ----------------------------
therein, and shall be treated, in all respects, as a Delaware contract.
                                                     --------

1.5       Accounting Principles:
          ----------------------

Unless otherwise expressly provided herein, all references to generally accepted accounting principles means to American generally accepted accounting
                               --------
principles.

                                   ARTICLE 2

                            TRANSACTION AND CLOSING
                            -----------------------

2.1       Actions by Vendor and Purchaser:
          --------------------------------

Subject to all of the terms and conditions of this Agreement and in reliance upon the representations, warranties and covenants contained herein at the Closing Time, the Parties hereto shall cause the transaction and events described below to be completed in sequential order.

2.1.1     Sale and Purchase
          -----------------

     (a) Sale and Purchase of Treasury Shares: Callmate shall issue to Webengine Shareholders the Treasury Shares and Webengine Shareholders shall trasnfer shares for the Purchase Price, payable all as provided in the Agreement, with the result that immediately following the Closing, Callmate will own all of the issued and outstanding securities of Webengine;

     (b) Payment of Purchase Price: Callmate shall deliver to Webengine Shareholders the Purchase Price for the Purchased Shares as provided in Article 3; and

     (c) Transfer and Delivery of Treasury Shares: Webengine Shareholders shall deliver to Callmate a share certificate representing the Issued Shares of Webengine and shall enter Callmate upon the books of Webengine as the only registered holder of Webengine.

2.2       Place of Closing:
          -----------------

The Closing shall take place at the Closing Time at the offices of Webengine, Suite 2000, 65 Queen Street West, Toronto, Ontario, or at such other place as may be agreed upon by the Parties.



                                   ARTICLE 3

                                 PURCHASE PRICE
                                 --------------

3.1       Purchase Price:
          ---------------

The aggregate purchase price payable by Callmate for the purchase of the Webengine shares shall be the quantity of 12,000,000 common shares of Callmate issued from Treasury on Closing (the "Purchase Price").


3.2       Satisfaction of Purchase Price by Callmate
          ------------------------------------------

At the Closing Callmate shall issue the Treasury Shares by the delivery on closing of stock certificates to the shareholders of Webengine totaling 12,000,000 shares.

                                   ARTICLE 4

                  REPRESENTATIONS AND WARRANTIES OF WEBENGINE
                  -------------------------------------------

Webengine represents and warrants to Callmate as follows and acknowledges that Callmate is relying on such representations and warranties in connection with its execution and delivery of this Agreement and the completion of the transaction contemplated by this Agreement:

4.1       Incorporation and Organization:
          -------------------------------

Webengine has been duly incorporated and is validly existing and in good standing (in respect of the filing of annual returns where applicable or other information filings under applicable corporations information legislation) under the laws of the State of Delaware and has all requisite corporate power and authority under such laws to carry on its business as now conducted and to own, lease and operate its properties and assets. No proceedings have been instituted or are pending for the dissolution or liquidation of Webengine or threatening its existence.

4.2       Conduct of Business:
          --------------------

Webengine has conducted and is conducting its business in compliance in all material respects with all applicable Laws of each jurisdiction in which its business is carried on and has all necessary licences, permits, authorizations and other approvals necessary to permit it to carry on its business as now conducted and to own, lease and operate its properties and assets, except where the absence of such power and authority or the failure to make any filing or obtain any licence, lease, permit, authorization or other approval would not result in a material adverse change to Webengine.


4.3       Due Authorization:
          ------------------

Webengine has all necessary corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement including, without limitation, the delivery by the Webengine Shareholders of the
                                   --------
Issued Shares to Callmate. The execution and delivery of this Agreement and all other documents required to be executed and delivered by Webengine at the Closing, and the consummation of the transaction contemplated under this Agreement have been or will at the Closing Time have been duly authorized by all necessary corporate action of Webengine.

4.4       Enforceability of Obligations:
          ------------------------------

This Agreement and all other documents to be executed and delivered by Webengine at the Closing constitute valid and binding obligations of Webengine, enforceable against it in accordance with their respective terms, subject to the usual exceptions as to bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies.

4.5       Capitalization:
          ----------------

At the Closing Time, the authorized capital of Webengine will consist of 75,000,000 Common Shares with a par value of $0.001US per common share. At the Closing Time there will be 12,000,000 Common Shares outstanding and no preferred shares outstanding.

4.6       No Issue of Shares or Convertible Securities:
          ---------------------------------------------

Except as contemplated in this Agreement, no Person has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement (including convertible securities and warrants) for the purchase, subscription or issuance of any unissued shares, securities or warrants of Webengine.

4.7       Subsidiaries:
          -------------

Webengine has a wholly owned subsidiary, Cyberstation Inc. Webengine has no other subsidiaries (as the term "subsidiary" is defined in the Business Corporations Act (Ontario)), any agreements of any nature to acquire, directly or indirectly, any shares in the capital of or other equity or proprietary interests in any Person or any agreements to acquire or lease any other business operations.


4.8       Financial Statements:
          ---------------------

The Financial Statements fairly present the financial position and condition of Webengine as at the respective dates thereof, reflect all material liabilities (absolute, accrued, contingent or otherwise) of Webengine as at the respective dates thereof required to be disclosed therein and fairly present the results of the operations of Webengine for the respective periods covered thereby.

4.9       No Breach. etc.:
          ----------------

Webengine is not in default or breach of, and the execution and delivery by Webengine of this Agreement, and the performance and compliance with the terms thereof will not result in any breach of, or be in conflict with or constitute a default under, or create a state of facts which after notice or lapse of time, or both, would constitute a default by Webengine under any Law applicable to Webengine or any licence, permit or other instrument granted or issued to Webengine, any term or provision of the constating documents or by-laws of Webengine, any resolutions passed or consented to by the directors or shareholders of Webengine or any mortgage, note, indenture, contract, deed of trust, agreement (written or oral), or other document to which Webengine is a party or by which it is bound, or any judgment, decree, order, statute, rule or regulation of any arbitrator, stock exchange or securities regulatory authority applicable to Webengine which, if breached, would have a material adverse effect on the condition (financial or otherwise), business, properties or results of operations of Webengine.

4.10      No Litigation. etc.:
          --------------------

There is no action, suit, enquiry, investigation or other proceeding, formal or informal, pending or threatened against or affecting Webengine and its subsidiaries, at law or in equity, or before or by any Governmental Authority, domestic or foreign, which is reasonably likely, individually or in the aggregate, to have a material adverse effect on the condition (financial or otherwise) of Webengine or which questions or could question the validity of the transaction contemplated by this Agreement or any action taken or to be taken by Webengine pursuant to or in connection with this Agreement.

4.11      Taxes:
          ------

Webengine has duly filed all tax returns required to be filed by it, has paid all taxes due and payable by it and has paid all assessments and re-assessments and all other taxes, governmental charges, penalties, interest and other fines due and payable by it and which are claimed by any Governmental Authority to be due and owing, and adequate provision has been made for taxes payable for any completed fiscal period for which tax returns have not yet been filed or are not yet required to be filed; there are no agreements, waivers or other arrangements providing for an extension of time with respect to the filing of any tax return or payment of any tax, governmental charge or deficiency by Webengine in respect of any taxes, governmental charges or assessments asserted by any such authority.

4.12      Regulatory Approvals:
          ---------------------

No governmental or regulatory authorization, approval, order, consent or filing is required on the part of Webengine in connection with the execution, delivery and performance of this Agreement or any other documents and agreements to be delivered under this Agreement or the performance of Webengine'ss obligations under this Agreement or any other documents and agreements to be delivered under this Agreement.

4.13      Consents and Approvals:
          -----------------------

There is no requirement under any agreement, instrument or commitment (written or oral) relating to Webengine and its subsidiaries or the business of Webengine to which Webengine is a party or by which it is bound to give any notice to, or to obtain the consent or approval of any party to such agreement, instrument or commitment (written or oral) relating to the consummation of the transaction contemplated by this Agreement.

4.14      Absence of Unusual Transaction:
          -------------------------------

Since the date of the Financial Statements, there has not been any material adverse change in the financial condition, operations or prospects of Webengine, and Webengine has not, other than in the ordinary course of its business and except for as otherwise provided for in this Agreement:

     (a) transferred, assigned, sold or otherwise disposed of any of the assets shown or reflected in the Financial Statements or cancelled any debts or entitlements;

     (b) incurred or assumed any material liabilities or obligations whether accrued, absolute, contingent or otherwise;

     (c) discharged or satisfied any Encumbrance or paid any material obligation or liability (fixed or contingent);

     (d) suffered any extraordinary loss, waived or omitted to take any action in respect of any rights of substantial value, or entered into any commitment or transaction where such loss, rights, commitment or transaction is or would be material in relation to Webengine;

     (e) hired or dismissed any employees, or granted any bonuses, whether monetary or otherwise, or made any general wage or salary increases in respect of its employees, or changed the terms of employment for any employee;

     (f) mortgaged, pledged, subjected to lien, granted a security interest in or otherwise encumbered any of its assets or property, whether tangible or intangible;

     (g) directly or indirectly, declared or paid any dividends or declared or made any other payments or distributions on or in respect of any of its capital stock and has not, directly or indirectly, purchased or otherwise acquired any of its capital stock; or

     (h) authorized, agreed or otherwise become committed to do any of the foregoing.

4.15      No Loans to Directors etc.:
          ---------------------------

Webengine has made no loans or advances of any nature whatsoever which are outstanding to any director, officer, shareholder or employee of Webengine or to any person with which it or any of the foregoing do not deal at arm's length.

4.16      No Claims:
          ----------

Webengine has no outstanding Claims against it.

4.17      Certificate of Incorporation and By-Laws:
          -----------------------------------------

The certificate of incorporation and by-laws of Webengine, including any and all amendments, have been delivered or made available to Callmate and such certificate and by-laws as so amended are in full force and effect and no amendments are being made to the same.

4.18      Books of Account:
          -----------------

The books and records of Webengine fairly present and disclose the financial position of Webengine as at the relevant dates and all material financial transaction of Webengine have been accurately recorded in such books and records.

4.19      Issuance of Treasury Shares:
          ----------------------------

Prior to the Closing Date, Webengine's board of directors will have duly authorized and approved the transfer of the Issued Shares by Webengine's Shareholders to Callmate and all matters relating thereto

4.20      Brokerage Fees etc.:
          --------------------

There is no Person acting or purporting to act for Webengine entitled to any brokerage or finder's fee in connection with this Agreement or any of the transactions contemplated herein and, in the event any Person acting or purporting to act for Webengine establishes a claim for any such fee from Callmate, Webengine covenants to indemnify and hold harmless Callmate with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

4.21      Material Contracts:
          -------------------

Schedule E lists all material contracts outside of the ordinary course of business including loans, employment contracts, insurance policies, benefit plans, shareholder agreements and the like, copies of all of which will be made available to Callmate before Closing.

                                   ARTICLE 5

                   REPRESENTATIONS AND WARRANTIES OF CALLMATE
                   ------------------------------------------

          Callmate hereby represents and warrants to Webengine as follows and acknowledges that Webengine is relying on such representations and warranties in connection with its execution and delivery of this Agreement and the completion of the transaction contemplated by this Agreement.

5.1       Incorporation and Organization:
          -------------------------------

Callmate is a corporation continued and validly existing under the laws of the State of Florida. No proceedings have been initiated or are pending for the dissolution or liquidation of Callmate or threatening its existence.

5.2       Due Authorization:
          ------------------

Callmate has all necessary corporate power, authority and capacity to enter into this Agreement and to carry out its obligations under this Agreement. The execution and delivery of this Agreement and all other documents required to be executed and delivered by Callmate at the Closing, and the consummation of the transaction contemplated under this Agreement have been or will at the Closing Time have been duly authorized by all necessary corporate action of Callmate.

5.3       Enforceability Of Obligations:
          ------------------------------

This Agreement constitutes, and all other documents to be executed and delivered by Callmate at the Closing will constitute valid and binding obligations of Callmate, enforceable against it in accordance with their respective terms, subject to the usual exceptions as to bankruptcy, insolvency and other laws affecting the enforcement of creditors' rights generally and the availability of equitable remedies.

5.4       Absence of Conflicting Agreements:
          ----------------------------------

Callmate is not a party to, bound or affected by or subject to any indenture, mortgage, lease, agreement, obligation, instrument, charter or by-law provision, or Law which would be violated, contravened or breached by or under which any default would occur or an Encumbrance would be created as a result of the execution and delivery by it of this Agreement or the performance by it of any of the terms of this Agreement.

5.5       Brokerage Fees etc.:
          --------------------

There is no Person acting or purporting to act for Callmate entitled to any brokerage or finder's fee in connection with this Agreement or any of the transaction contemplated herein and, in the event any Person acting or purporting to act for Callmate establishes a claim for any such fee from Webengine, Callmate covenants to indemnify and hold harmless Webengine with respect thereto and with respect to all costs reasonably incurred in the defence thereof.

5.6       Consents and Approvals:
          -----------------------

There is no requirement under any agreement, instrument or commitment (written or oral) to which Callmate is a party or by which it is bound to give any notice to, or to obtain the consent or approval of, any party to such agreement, instrument or commitment (written or oral) relating to the consummation of the transaction contemplated by this Agreement.

5.7       Regulatory Approvals:
          ---------------------

No governmental or regulatory authorization, approval, order, consent or filing is required on the part of Callmate in connection with the execution, delivery and performance of this Agreement or any other documents and agreements to be delivered under this Agreement or the performance of Callmate's obligations under this Agreement or any other documents and agreements to be delivered under this Agreement, except the consent from the Securities Exchange Commission which
                                            ------------------------------
will be obtained and available at the Closing.

5.8       Reporting Issuer Status
          -----------------------

     Callmate is a "reporting issuer" as the term is defined in the Securities Act (United States) and is not in default of any requirement under such Act.

5.9       OTC:BB Status
          -------------

     The Common Shares of Callmate are listed and posted for trading on the United States Over the Counter (OTC:BB) Stock Exchange.

                                   ARTICLE 6

                                    CLOSING
                                    -------

6.1       At the Closing:
          ---------------

      A)  Webengine will:

          i)    Have its shareholders transfer their common shares to Callmate;
                and
          ii) deliver to Callmate an opinion of Webengine's counsel in the form annexed as Schedule B hereto.

      B)  Callmate will:

          i)    Issue 12,000,000 common shares from the Treasury of Callmate and deliver them as per the direction from Webengine;

          ii)   Use its best endeavors to apply to the SEC for a change of its corporate name from Callmate Telecom International Inc. to Webengine Technologies International Inc.
          iii)  Use its best endeavors to apply for a change in its trading symbol


      E)  Directorship of Webengine

          i)    Webengine's directors shall resign

      F)  Directorship of Callmate
          ------------------------

          i) Webengine Shareholders will appoint 2 member(s) to the board of Callmate
          ii) A new board will be appointed that shall be made comprised of 5 persons, 2 being about appointed by Webengine

                                   ARTICLE 7

                                   COVENANTS
                                   ---------

7.1   Webengine covenants and agrees with Callmate that:

      (a) the business of Webengine will be carried on in the ordinary and normal course up to the Closing Time, and, without the consent of Callmate, Webengine will not enter into any transaction, arrangement or obligation outside of the ordinary course of business;

                                   ARTICLE 8

                              NON-WAIVER SURVIVAL
                              -------------------

8.1       Non-Waiver:
          -----------

No investigations made by or on behalf of any Party at any time shall have the effect of waiving, diminishing the scope or otherwise affecting any representation, warranty or covenant made by the other Party in or pursuant to this Agreement, except where any such investigations leads a Party to actual knowledge, prior to the execution of this Agreement, of a breach of any representation, warranty or covenant for which the investigating Party has not notified the breaching Party within 10 Business Days of having such actual knowledge. No waiver of any condition or other provisions, in whole or in part, shall constitute a waiver of any other condition or provision (whether or not similar) nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

8.2       Nature and Survival:
          --------------------

The representations and warranties of the Parties contained in this Agreement and contained in any document or certificate given pursuant hereto shall survive the closing of the purchase and sale of the Purchased Shares herein provided for and continue in full force and effect for the benefit of the Parties without any limitation as to time.

                                   ARTICLE 9

                 CONDITIONS PRECEDENT FOR BENEFIT OF WEBENGINE
                 ---------------------------------------------

The obligation of Webengine to complete the transfer of the Issued Shares under this Agreement shall be subject to the satisfaction of or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of Webengine and may be waived by it in whole or in part):

9.1       Performance of Obligations:
          ---------------------------

Callmate shall have performed or complied with, in all material respects, all of its respective obligations, covenants and agreements under this Agreement.

9.2       Receipt of Closing Documentation:
          ---------------------------------

All documentation relating to the due authorization and completion of the transaction contemplated pursuant to this Agreement and all actions and proceedings taken on or prior to the Closing in connection with the performance by Callmate of its obligations under this Agreement shall be satisfactory to Webengine, acting reasonably, and Webengine shall have received copies of all such documentation or other evidence as it may reasonably request in order to establish the consummation of the transaction contemplated hereby and the taking of all corporate proceedings in connection therewith in compliance with these conditions, in form (as to certification and otherwise) and substance satisfactory to Webengine, acting reasonably.

9.3       No Injunction:
          --------------

There shall be no injunction or restraining order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority for the purpose of enjoining or preventing the consummation of the transaction contemplated in this Agreement or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any Law.

9.4       No Laws:
          --------

No Laws shall have been enacted, introduced or announced which materially adversely affect Callmate, or the ability of Callmate to legally issue the Treasury Shares as contemplated by this Agreement.

If any of the foregoing conditions in this Article has not been fulfilled by Closing, Webengine may terminate this Agreement by notice in writing to Callmate, in which event Webengine is released from all obligations under this Agreement. However, Webengine may waive compliance with any condition in whole or in part if it sees fit to do so, without prejudice to its rights of termination in the event of non-fulfillment of any other condition in whole or in part or to its rights to recover damages for the breach of any representation, warranty, covenant or condition contained in this Agreement.

                                   ARTICLE 10

                  CONDITIONS PRECEDENT FOR BENEFIT OF CALLMATE
                  --------------------------------------------

The obligations of Callmate to complete the transaction contemplated by this Agreement shall be subject to the satisfaction of, or compliance with, at or before the Closing Time, each of the following conditions precedent (each of which is acknowledged to be inserted for the exclusive benefit of Callmate and may be waived by it in whole or in part):

10.1      Performance of Obligations:
          ---------------------------

Webengine shall have performed or complied with, in all respects, all its obligations, covenants and agreements under this Agreement

10.2      Receipt of Closing Documentation:
          ---------------------------------

All documentation relating to the due authorization and completion of the transaction contemplated by this Agreement and all actions and proceedings taken on or prior to the Closing in connection with the performance by Webengine of its obligations under this Agreement shall be satisfactory to Callmate, acting reasonably, and Callmate shall have received copies of all such documentation or other evidence as it may reasonably request in order to establish the consummation of the transaction contemplated by this Agreement and the taking of all corporate proceedings in connection with such transaction in compliance with these conditions, in form (as to certification and otherwise) and substance satisfactory to Callmate, acting reasonably.

10.3      No Injunction:
          --------------

There shall be no injunction or restraining order issued preventing, and no pending or threatened claim, action, litigation or proceeding, judicial or administrative, or investigation against any Party by any Governmental Authority, for the purpose of enjoining or preventing the consummation of the transaction contemplated in this Agreement or otherwise claiming that this Agreement or the consummation thereof is improper or would give rise to proceedings under any Law.

10.4      No Laws:
          --------

No Law shall have been enacted, introduced or announced which materially adversely affects Webengine or the ability of Callmate to acquire and hold the Issued Shares as contemplated by this Agreement.
------

10.5      Due Diligence:
          --------------

Callmate shall be satisfied, in its sole discretion, with its due diligence investigations of Webengine.

                                   ARTICLE 11

                         OTHER COVENANTS OF THE PARTIES
                         ------------------------------

11.1      Actions to Satisfy Closing Conditions:
          --------------------------------------

Each of the Parties agrees to take all such actions as are within its power to control, and to use its best efforts to cause other actions to be taken which are not within its power to control, so as to ensure compliance with each of the conditions and covenants set forth in this Agreement which are for the benefit of either Party.



11.2      Expenses:
          ---------

Each of Webengine and Callmate shall be responsible for its own expenses (including fees and expenses of legal advisers, accountants and other professional advisers) incurred by them in connection with the negotiation and settlement of this Agreement and the completion of the transaction contemplated thereby, whether or not the transaction contemplated by this Agreement is consummated.

                                   ARTICLE 12

                                INDEMNIFICATION
                                ---------------

12.1      Mutual Indemnifications for Breaches of Covenants and Warranty. etc.:
          ---------------------------------------------------------------------

Webengine covenants and agrees with Callmate and Callmate covenants and agrees with Webengine (the Party or Parties so covenanting and agreeing to indemnify another Party being referred to in this Section as the "Indemnifying Party" and the Party so to be indemnified being called the "Indemnified Party") to indemnify and save harmless the Indemnified Party, effective as and from the Closing Time, from and against all claims ("claims") which may be made or brought against the Indemnified Party or which it may suffer or incur, directly or indirectly as a result of or in connection with any non-fulfillment of any covenant or agreement on the part of the Indemnifying Party under this Agreement or any incorrectness in or breach of any representation or warranty of the Indemnifying Party contained in this Agreement or in any certificate or other document furnished by the Indemnifying Party pursuant to this Agreement. The foregoing obligation of indemnification in respect of such claims shall be subject to the requirement that the Indemnifying Party shall, in respect of any claim made by any third person, be afforded an opportunity at its sole expense to resist, defend and compromise such claim, provided, however, that no compromise shall be entered into by the Indemnifying Party without the prior written consent of the Indemnified Party, such consent not to be unreasonably withheld, or upon delivery by the Indemnifying Party to the Indemnified Party of an unconditional release of the Indemnified Party, in form and substance satisfactory to the Indemnified Party, acting reasonably.

12.2      Indemnification Procedures:
          ---------------------------

     (a) In the case of claims or demands made by a third party with respect to which indemnification is sought, the Party seeking indemnification shall give prompt written notice, and in any event within 10 days, to the other Party of any such claims or demands made upon it, provided that in the event of a failure to give such notice, such failure shall not preclude the Party seeking indemnification to obtain such indemnification but its right to indemnification may be reduced to the extent that such delay prejudiced the defence of the claim or demand or increased the amount of liability or cost of defence and provided that, notwithstanding anything else herein contained, no claim for indemnity in respect of the breach of any representation or warranty or covenant contained herein may be made unless notice of such claim has been given.

     (b) The Indemnifying Party shall have the right, by notice to the Indemnified Party given not later than 30 days after receipt of the notice described in subsection (a) to assume the control of the defence, compromise or settlement of the claim or demand, provided that such assumption shall, by its terms, be without cost to the Indemnified Party and provided the Indemnifying Party acknowledges in writing its obligation to indemnify the Indemnified Party in accordance with the terms contained in this Section in respect of that claim or demand.

     (c) Upon the assumption of control of any claim or demand by the Indemnifying Party as set out in subsection (b), the Indemnifying Party shall diligently proceed with the defence, compromise or settlement of the claim or demand at its sole expense, including, if necessary, employment of counsel reasonably satisfactory to the Indemnified Party and, in connection therewith, the Indemnified Party shall co-operate fully, but at the expense of the Indemnifying Party with respect to any out-of-pocket expenses incurred, to make available to the Indemnifying Party all pertinent information and witnesses under the Indemnified Party's control, make such assignments and take such other steps as in the opinion of counsel for the Indemnifying Party are reasonably necessary to enable the Indemnifying Party to conduct such defence. The Indemnified Party shall also have the right to participate in the negotiation, settlement or defence of any claim or demand at its own expense.

     (d) The final determination of any claim or demand pursuant to this Section, including all related costs and expenses, will be binding and conclusive upon the parties as to the validity or invalidity, as the case may be, of such claim or demand against the Indemnifying Party.

     (e) Should the Indemnifying Party fail to give notice to the Indemnified Party as provided in subsection (b), the Indemnified Party shall be entitled to make such settlement of the claim or demand as in its sole discretion may appear advisable, and such settlement or any other final determination of the claim or demand shall be binding upon the Indemnifying Party.

                                   ARTICLE 13

                                    GENERAL
                                    -------


14.1      Notices:
          --------

Any notice or other writing required or permitted to be given under this Agreement or for the purposes of this Agreement (in this Article referred to as a "Notice") shall be in writing and shall be sufficiently given, if delivered or sent by prepaid registered mail or by facsimile to such Party:

(a)  In the case of Notice to Webengine at;

     Suite 2000
     65 Queen Street West
     Toronto, Ontario
     M5H 2M5

     Attention: Mr. John Tait
     Fax: +1-416-364-2015

     with a copy to:

     Gowling, Strathy & Henderson
     Commerce Court West
     Suite 4900
     Toronto, Ontario
     Canada M5L 1J3


     Attention: Mr. Henry Harris
     Fax: +1-416-862-7661

(b)  In the case of Notice to Callmate at:

     Callmate House
     1 Wilton Street, Bradford
     England BD5 0AX

     Attention: Mr. Mahmoud Hashmi
     Fax: +44 1274 301504.





     with a copy to:

     Gersten, Savage & Kaplowitz, LLP
     101 East 52/nd/ Street
     New York, N.Y. 1002-6108

     Attention: Arthur Marcus
     Fax: +1-212-980-5192



or at such other address as the Party to whom such Notice is to be given shall have last notified the Party giving the same in the manner provided in this Article. Any Notice given delivered to the Party to whom it is addressed as provided above shall be deemed to have been given and received on the day it so delivered at such address, provided that if such day is not a Business Day then the Notice shall be deemed to have been given and received on the next Business Day. Any Notice sent by prepaid registered mail shall be deemed to have been given and received on the fifth Business Day following the date of its mailing. Any Notice transmitted by facsimile shall be deemed given and received on the first Business Day after its transmission.

14.2      Assignment:
          -----------

Neither this Agreement nor any benefits or burdens under this Agreement shall be assignable by either Party without the prior written consent of the other Party, which consent shall not be unreasonably withheld, provided that Callmate shall, without consent, be permitted to assign the benefits or burdens under this Agreement to a wholly-owned subsidiary of Callmate. Subject to the foregoing, this Agreement shall enure to the benefit of and be binding upon the Patties and their respective successors and permitted assigns.

14.3      Further Assurances:
          -------------------

The Parties shall do all such things and provide all such assurances as may be required to consummate the transaction contemplated by this Agreement, and each Party shall provide such further documents or instruments required by the other Party as may be reasonably necessary or desirable to effect the purpose of this Agreement and carry out its provisions, whether before or after the Closing.

14.4      Independent Legal Advice:
          --------------------------

Each of the Parties acknowledge that it has received independent legal advice in connection with this Agreement and the transaction contemplated therein.

14.5      Counterparts:
          -------------

This Agreement may be executed by the Parties in separate counterparts each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

14.6      Facsimile:
          ----------

All signatures of the Parties to and pursuant to this Agreement may be transmitted by facsimile and each such facsimile signature shall for all purposes be deemed to be the original signature of the Person whose signature it reproduces and shall be binding upon that Person and on the Party on whose behalf that Person signed.

          IN WITNESS WHEREOF the Parties hereto have executed this Agreement as of the day and year first above written.

            WEBENGINE TECHNOLOGIES INTERNATIONAL INC.


            per:     /s/ john tait
                ---------------------------------

            Mr. JOHN TAIT
            PRESIDENT


            CALLMATE TELECOM INTERNATIONAL INC.


            per:     /s/mahmoud hashmi
                ---------------------------------

            MAHMOUD HASHMI
               CEO

                                 SCHEDULE "A"
                           FINANCIALS OF WEBENGINE,
                                    AUDITED

                                                                              21